UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

ENVIROSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14757	11-2014231
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 754-4551

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01          Changes in Registrant’s Certifying Accountant.

On January 25, 2016, the Audit Committee of the Board of Directors of EnviroStar, Inc. (the “Company”) formally engaged EisnerAmper LLP (“EisnerAmper”) to serve as the Company’s independent registered public accounting firm. The engagement of EisnerAmper as the Company’s independent registered public accounting firm was made in connection with the Company’s receipt of notice that Mallah, Furman & Company, P.A. (“Mallah Furman”), the Company’s previous independent registered public accounting firm, was ceasing its practice and that its partners and professional staff were joining the practice of EisnerAmper.

During the fiscal years ended June 30, 2015 and 2014 and the interim period through January 25, 2016, the Company did not consult with EisnerAmper regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of either a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Mallah Furman on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2015 and 2014 and the interim period through January 25, 2016: (i) the Company had no disagreements with Mallah Furman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Mallah Furman’s satisfaction, would have caused Mallah Furman to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Mallah Furman with a copy of the disclosures contained in this Current Report on Form 8-K and has requested that Mallah Furman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Mallah Furman agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of Mallah Furman’s letter, dated January 26, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of Mallah, Furman & Company, P.A., dated January 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROSTAR, INC.

Date: January 26, 2016
	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter of Mallah, Furman & Company, P.A., dated January 26, 2016